UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2009

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Public Service Electric and Gas Company (PSE&G) is filing herewith the following exhibit to its Registration Statement on Form S-3 (File No. 333-155732):

Distribution Agreement, dated November 18, 2009, among PSE&G and the Agents named therein relating to its Secured Medium-Term Notes, Series G.

Item 9.01. Financial Statements and Exhibits

Exhibit 1-3	Distribution Agreement, dated November 18, 2009, among PSE&G and the Agents named therein relating to its Secured Medium-Term Notes, Series G.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Derek M. DiRisio

Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: November 18, 2009